                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 30, 1998

                        PRODUCTION RESOURCE GROUP, L.L.C.
             (Exact name of Registrant as Specified in its Charter)

          Delaware                      333-46235                14-1786937
(State or other Jurisdiction     (Commission File Number)    (IRS Employer
of Formation)                                                Identification No.)

 539 Temple Hill Road, New Windsor, New York                12553
   (Address of Principal Executive Offices)                (Zip Code)

                                (914) 567-5700
             (Registrant's Telephone Number, Including Area Code)

Explanatory Note

The Current Report on Form 8-K of Production Resource Group, L.L.C. (the "Company" or "PRG"), initially filed with the Securities and Exchange Commission (the "Commission") on December 15, 1998 is hereby amended by this Form 8-K/A so as to comply with Item 7 of Form 8-K and the provisions of Rule 3-05 of Regulation S-X. The Form 8-K filed on December 15, 1998 reported, in Item 2 thereof, the acquisition on November 30, 1998 of Haas Multiples Environmental Marketing & Design, Inc. ("Haas").

The historical financial statements for the nine month period ended September 30, 1998 and the most recent year preceding the acquisition of Haas have been included in this Form 8-K/A. The pro forma effects of the acquisition of Haas on the Company's financial position at September 30, 1998 and results of operations for the nine month period ended September 30, 1998 and for the most recent fiscal year are also presented in this Form 8-K/A.

Item 7. Financial Statements and Pro Forma Financial Information

(a) Financial Statements of Businesses Acquired

Haas was acquired by the Company on November 30, 1998. The audited financial statements of Haas, as of September 30, 1998 and December 31, 1997, and for the nine month period ended September 30, 1998, and for the year ended December 31, 1997, and the related Independent Auditor's Report are located at Addendum I.

(b) Pro Forma Financial Information

Pro forma combined balance sheet as of September 30, 1998 and pro forma combined statements of operations for the nine month period ended September 30, 1998 and pro forma combined statements of operations for the year ended December 31, 1997 are located at Addendum II.

(c) Exhibits

Exhibit No.   Document Description
-----------   --------------------
10.13         Merger Agreement among Production Resource Group, L.L.C., PRG
              Acquisition II Corp., Raymond E. Andrews, Donald R. Bendickson,
              James D. Bucher, William R. Dircks, Michael A. Maher and Thomas J.
              Van Hercke as Stockholders, and Hass Multiples Environmental
              Marketing & Design, Inc. (incorporated by reference from Form 8-K filed on December 15, 1998).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRODUCTION RESOURCE GROUP, L.L.C.

 February 16, 1999                 By /s/ Robert A. Manners
 ------------------                    ---------------------
Date                                   Robert A. Manners
                                       Sr. Vice President Business Affairs
                                       and General Counsel

Addendum I.


                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Haas Multiples Environmental
 Marketing & Design, Inc.
Minneapolis, Minnesota

We have audited the accompanying balance sheets of Haas Multiples Environmental Marketing & Design, Inc. (the "Company" or "Haas") (a corporation) as of September 30, 1998 and December 31, 1997 and the related statements of operations, retained earnings, and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Haas Multiples Environmental Marketing & Design, Inc. as of September 30, 1998 and December 31, 1997, and the results of its operations and its cash flows for the periods then ended, in conformity with generally accepted accounting principles.

                                     Davich, Wilson, Morrow & Associates, P.A.
                                     Certified Public Accountants

January 7, 1999
Bloomington, Minnesota

                          HAAS MULTIPLES ENVIRONMENTAL
                            MARKETING & DESIGN, INC.

                                 BALANCE SHEETS

                                     ASSETS

                                                       September 30,    December 31,
                                                           1998             1997
                                                       -------------    ------------
CURRENT ASSETS:

  Cash                                                  $   11,166      $   92,365
  Accounts receivable, less allowance for
   doubtful accounts of $61,308 and $34,308,
   respectively                                          4,943,654       2,778,363
  Inventories (Note 2)                                   2,394,708       2,165,302
  Deferred income tax (Note 10)                             65,000          65,000
                                                        ----------      ----------
     Total Current Assets                                7,414,528       5,101,030

PROPERTY, PLANT AND EQUIPMENT, at cost:

  Plant equipment                                          662,355         324,961
  Office equipment                                         506,290         362,878
  Vehicles                                                  26,940          26,940
  Leasehold improvements                                   447,693         160,720
                                                        ----------      ----------
                                                         1,643,278         875,499

  Less accumulated depreciation                            406,815         233,901
                                                        ----------      ----------
                                                         1,236,463         641,598
OTHER ASSETS:

  Security deposit and other assets                         28,392          16,254
                                                        ----------      ----------
                                                        $8,679,383      $5,758,882
                                                        ==========      ==========


        The accompanying notes are an integral part of these statements.

                         HAAS MULTIPLES ENVIRONMENTAL
                           MARKETING & DESIGN, INC.

                                BALANCE SHEETS

                     LIABILITIES AND STOCKHOLDERS' EQUITY

                                                       September 30,    December 31,
                                                           1998             1997
                                                       ------------     ------------
CURRENT LIABILITIES:

  Notes payable to bank (Note 3)                        $  700,000     $  100,000
  Notes payable - shareholders (Note 4)                    527,500            -0-
  Notes payable - related party (Note 4)                    25,725        249,027
  Current portion of notes payable (Note 5)                 11,640         29,136
  Current portion of capital lease obligation               69,454         15,820
  Accounts payable                                       2,400,859      1,507,252
  Salaries, wages and employee withholdings                347,489        442,178
  Income taxes                                             294,227        330,000
  Other accrued liabilities                                276,461        400,639
  Advance payments received on customer contracts        2,055,754        898,563
                                                        ----------     ----------
     Total Current Liabilities                           6,709,109      3,972,615

LONG-TERM LIABILITIES, less current portion:

  Notes payable (Note 5)                                     6,900         15,659
  Notes payable - shareholders (Note 4)                        -0-        527,500
  Capital lease obligation (Note 7)                        199,869         79,775
                                                        ----------     ----------
                                                           206,769        622,934

DEFERRED INCOME TAX   (Note 10)                             16,000         16,000

STOCKHOLDERS' EQUITY:

  Common stock, $.01 par value; authorized 1,000,000
   shares; issued and outstanding 10,000 shares              7,990          7,990
  Retained earnings                                      1,739,515      1,139,343
                                                        ----------     ----------
     Total Stockholders' Equity                          1,747,505      1,147,333
                                                        ----------     ----------
                                                        $8,679,383     $5,758,882
                                                        ==========     ==========

        The accompanying notes are an integral part of these statements.

                         HAAS MULTIPLES ENVIRONMENTAL

                           MARKETING & DESIGN, INC.

                            STATEMENTS OF OPERATIONS

                                                    For the Nine
                                                        Months      For the Year
                                                        Ended          Ended
                                                     September 30,  December 31,
                                                         1998           1997
                                                    --------------  ------------
REVENUE:
  Net sales                                          $17,662,714    $19,719,623

COSTS OF SALES:
  Direct labor                                           833,021      1,262,665
  Overhead                                               954,320      1,457,285
  Materials                                            9,731,579      9,841,310
  Manufacturing expenses - indirect                    1,323,019      1,246,657
  Warehouse expenses                                     544,210        329,102
                                                     -----------     ----------
                                                      13,386,149     14,137,019

          GROSS PROFIT                                 4,276,565      5,582,604

EXPENSES:
  Selling expenses                                     2,062,101      2,580,987
  General and administrative                           1,161,375      1,256,914
                                                      ----------     ----------

          NET INCOME FROM OPERATIONS                   1,053,089      1,744,703

OTHER INCOME (EXPENSE):
  Other income (expense)                             (       462)        10,817
  Interest expense                                   (    84,455)   (   115,322)
  Loss on sale of fixed assets                               -0-    (     5,081)
                                                      ----------     -----------
     Total Other Income (Expense)                    (    84,917)   (   109,586)
                                                      ----------     ----------

          NET INCOME BEFORE INCOME TAXES                 968,172      1,635,117

INCOME TAXES:
  Current benefit (expense)                          (   368,000)   (   632,000)
  Deferred benefit (expense)                                 -0-         26,000
                                                      ----------     ----------
                                                     (   368,000)       606,000
                                                      ----------     ----------

          NET INCOME                                  $  600,172     $1,029,117
                                                      ==========     ==========


           The accompanying notes are an integral part of these statements.

                         HAAS MULTIPLES ENVIRONMENTAL

                           MARKETING & DESIGN, INC.

                       STATEMENTS OF RETAINED EARNINGS

                                                    For the Nine       For the
                                                       Months           Year
                                                       Ended            Ended
                                                    September 30,    December 3l,
                                                        1998             1997
                                                    -------------    ------------
RETAINED EARNINGS AT

 BEGINNING OF PERIOD                                   $1,139,343     $  110,226

  Net income                                              600,172      1,029,117
                                                       ----------     ----------

RETAINED EARNINGS AT END OF  PERIOD                    $1,739,515     $1,139,343
                                                       ==========     ==========


           The accompanying notes are an integral part of these statements.

                         HAAS MULTIPLES ENVIRONMENTAL

                           MARKETING & DESIGN, INC.

                           STATEMENTS OF CASH FLOWS

                                                           For the Nine     For the
                                                              Months          Year
                                                              Ended          Ended
                                                           September 30,   December 31,
                                                               1998           1997
                                                           -------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                          $  600,172    $1,029,117
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization                               180,436       115,888
    (Gain) loss on sale of assets                                   -0-         5,081
    Deferred income taxes                                           -0-   (    26,000)
  (Increase) decrease in:
    Accounts receivable                                     ( 2,165,291)  ( 1,449,423)
    Inventory                                               (   229,406)  ( 1,462,746)
    Refundable income taxes                                         -0-       125,401
    Prepaid expenses                                                -0-         5,128
    Security deposits and other assets                      (    12,138)  (       482)
  Increase (decrease) in:
    Accounts payable                                            893,607       586,783
    Salaries, wages and employee withholdings               (    94,689)      401,435
    Income taxes                                            (    35,773)      330,000
    Other accrued liabilities                               (   124,178)      222,050
    Advance payments received on customer contracts           1,157,191       525,343
                                                            -----------    ----------
     Total adjustments                                      (   430,241)  (   621,542)
                                                            -----------    ----------
      Net Cash Provided By (Used In) Operating Activities       169,931       407,575

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of equipment                                     (   775,301)   (  615,590)
  Proceeds from sale of equipment                                   -0-           100
                                                            -----------    ----------
      Net Cash Provided By (Used In) Investing Activities   (   775,301)   (  615,490)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments of long-term obligations                         (    26,255)   (   82,093)
  Payments of short-term obligations                        (   223,302)   (   47,671)
  Payments on capital lease obligations                     (    42,027)   (   14,564)
  Net change in bank line of credit                             600,000    (  200,000)
  Proceeds from long-term debt                                      -0-        19,840
  Proceeds from short-term debt                                     -0-       296,698
  Proceeds from capital lease obligation                        215,755       110,159
                                                            -----------    ----------
      Net Cash Provided by (Used In)
       Financing Activities                                     524,171        82,369

INCREASE (DECREASE)  IN CASH                                 (   81,199)   (  125,546)

CASH AT BEGINNING OF YEAR                                        92,365       217,911
                                                            -----------    ----------

CASH AT END OF YEAR                                         $    11,166    $   92,365
                                                            ===========    ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:
  Interest paid                                                $ 77,536      $116,739
  Income tax paid                                              $403,773      $300,000

           The accompanying notes are an integral part of these statements.

                         HAAS MULTIPLES ENVIRONMENTAL

                           MARKETING & DESIGN, INC.

                        NOTES TO FINANCIAL STATEMENTS

  For the Nine Months Ended September 30, 1998 and Year Ended December 31, 1997

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     a.  Business Activity

         Haas Multiples Environmental Marketing & Design, Inc. (the "Company" or "Haas") designs and fabricates custom trade show and retail marketing environments, point-of-sale visual merchandising systems, and related services. The Company recognizes revenue upon shipment. The Company grants credit on an unsecured basis to customers in the U.S. and Canada, including major customers (Note 11).

     b.  Labor Force

         The Company's production force is covered by a collective bargaining agreement. The existing agreement expired October 31, 1998. A new collective bargaining agreement was established effective November 1, 1998, and expires on October 31, 2001.

     c.  Uninsured Cash Balances

         The Company maintains its cash balance at a single bank. Cash accounts at banks are insured by the FDIC for up to $100,000. The amount in excess of the insured limit was $161,843 at September 30, 1998 and $605,433 at December 31, 1997, based upon the bank statement balance.

     d.  Cash Equivalents

         The company considers currency on hand and demand deposits with financial institutions to be cash equivalents.

     e.  Allowance for Doubtful Accounts

         The Company's policy is to maintain an allowance for bad debts which is based on historical experiences and account review.

     f.  Depreciation and Amortization

         Depreciation is provided using the straight-line method over estimated useful lives of five to seven years for equipment, three to five years for vehicles and three to ten years for leasehold improvements. Depreciation expense for the periods ended September 30, 1998 and December 31, 1997 was $180,436 and $115,887, respectively.

                          HAAS MULTIPLES ENVIRONMENTAL
                            MARKETING & DESIGN, INC.

                    NOTES TO FINANCIAL STATEMENTS (Continued)

  For the Nine Months Ended September 30, 1998 and Year Ended December 31, 1997

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont'd.)

     g.  Income Taxes

         Certain items of revenue and expense are recognized in different periods for financial reporting and income tax purposes. The provision for income tax recognizes the tax effects of all transactions entering into the determination of income for financial reporting purposes regardless of the period in which they are reported for income tax purposes.

     h.  Accounting Estimates

         The preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Estimates and assumptions are reviewed on an ongoing basis.

     i.  Fair Value of Financial Instruments

         The fair values of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such amounts.

NOTE 2 - INVENTORIES

     Work in process and raw materials inventories are stated at the lower of cost or market, on a first-in, first-out (FIFO) basis. Inventory cost includes labor, material and production overhead. Inventories consisted of the following,

                                                   September 30,   December 31,
                                                       1998            1997
                                                   -------------   ------------
               Raw materials                        $   20,944     $   32,133
               Work in process                       2,373,764      2,133,169
                                                    ----------     ----------
                                                    $2,394,708     $2,165,302
                                                    ==========     ==========

NOTE 3 - NOTES PAYABLE TO BANK

     The Company has a $1,000,000 revolving credit agreement with a commercial bank as of September 30, 1998. Borrowings under the revolving credit agreement are due on demand and bear interest at 1.25% above the prevailing prime rate. Principal outstanding under the line of credit at September 30, 1998 and December 31, 1997 was $700,000 and $100,000, respectively. The line of credit expires December 1, 1998. Substantially all of the Company's assets are pledged as collateral on borrowings under the revolving credit agreement.

                          HAAS MULTIPLES ENVIRONMENTAL
                            MARKETING & DESIGN, INC.

                    NOTES TO FINANCIAL STATEMENTS (Continued)
  For the Nine Months Ended September 30, 1998 and Year Ended December 31, 1997

NOTE 4 - NOTES PAYABLE TO RELATED PARTIES

     The Company is indebted to its stockholders in the amount of $527,500 at September 30, 1998 and December 31, 1997. The loans carry interest rates of 9% to 12%, are payable on demand and are subordinated to the bank debt. At September 30, 1998 the stockholder notes were reclassified to current liabilities since they were converted to demand notes.

     A shareholder of the Company owns another corporation which has an installment loan due from Haas. The September 30, 1998 and December 31, 1997 balances due on the loan are $25,725 and $249,027, respectively. The installment loan calls for monthly payments of $25,912 including interest at 8.75%. The note is scheduled to be paid off in October 1998.

     Interest expense paid on the above notes for the periods ending September 30, 1998 and December 31, 1997 was $55,077 and $60,626, respectively. See
     Note 8 for other related party transactions.

NOTE 5 - LONG-TERM OBLIGATIONS

                                                                                     9/30/98   12/31/97
                                                                                     -------   --------
     An installment note with a commercial bank. The Company is paying $604 per month including interest at the rate of 9.5% with final payment due
      February, 2000.  The note is secured by a 1995 Ford F700 truck.                $ 9,569    $14,133
     An installment note with a commercial bank.  The Company is paying $6,215 per month including interest at the bank's base rate plus 1.5% with final payment due April, 1998. The note is secured by substantially all
      of the Company's assets.                                                           -0-     18,316
     The Company is paying $512 per month on an installment
      note including interest at 9.981% with final payment due May, 2000.
      The note is secured by equipment.                                                8,971     12,346
                                                                                     -------    -------
              Total                                                                   18,540     44,795
         Less: current portion                                                        11,640     29,136
                                                                                     -------    -------
              Net long-term obligation                                               $ 6,900    $15,659
                                                                                     =======    =======



     The aggregate minimum annual payments on long-term obligations maturing in periods subsequent to September 30, 1998 are:

                        1999                           $11,640
                        2000                             6,900
                        Thereafter                         -0-
                                                       -------
                                                       $18,540

     Interest expense paid on all debt (including related parties and leases) for the periods ending September 30, 1998 and December 31, 1997 was $84,455 and $115,322, respectively.

                          HAAS MULTIPLES ENVIRONMENTAL
                            MARKETING & DESIGN, INC.

                    NOTES TO FINANCIAL STATEMENTS (Continued)

 For the Nine Months Ended September 30, 1998 and Year Ended December 31, 1997

NOTE 6 - OPERATING LEASE COMMITMENTS

     The Company leases its office, warehouse and fabrication space under a noncancellable operating lease which expires January 31, 2002. The lease provides for monthly payments of $25,434 plus the Company's pro rata share of operating expenses.

     The Company also has a lease for additional warehouse space. The lease is noncancellable and expires March 31, 2002. The lease provides for monthly payments of $11,825 plus the Company's pro rata share of operating expenses.

     The Company also leases certain equipment under a noncancellable lease. Monthly payments are $823 and the lease expires in December 1999.

     The following is a schedule by years of future minimum lease payments required over the remaining noncancellable operating lease terms as of September 30, 1998:

                 Period ending September 30, 1999          $  456,989
                                             2000             448,759
                                             2001             448,889
                                             2002             174,464
                                       Thereafter                 -0-
                                                           ----------
                                                           $1,529,101
                                                           ==========

     Rental expense for all operating leases for the periods ended September 30, 1998 and December 31, 1997 was $623,966 and $535,681, respectively.

NOTE 7 - CAPITAL LEASES

     The Company leases certain equipment under agreements classified as capital leases. The cost and accumulated amortization as of September 30, 1998 and December 31, 1997 related to such capitalized lease equipment was as follows:

                                                      1998        1997
                                                      ----        ----

          Cost                                      $325,944    $110,189
          Less accumulated amortization               45,969      12,505
                                                    --------    --------

          Net                                       $279,975    $ 97,684
                                                    ========    ========

     Minimum lease payments under capital leases and the net present value of the future minimum lease payments at September 30, 1998 are as follows:

               Period ending September 30, 1999     $ 93,196
                                           2000       86,196
                                           2001       72,255
                                           2002       60,550
                                           2003       14,374
                                         Thereafter      -0-
                                                    --------
     Total minimum lease payments                    326,571
     Less amount representing interest                57,248
                                                    --------
     Present value of minimum lease payments         269,323
     Less current portion                             69,454
                                                    --------
     Long-term portion                              $199,869
                                                    ========

                          HAAS MULTIPLES ENVIRONMENTAL
                            MARKETING & DESIGN, INC.

                    NOTES TO FINANCIAL STATEMENTS (Continued)
  For the Nine Months Ended September 30, 1998 and Year Ended December 31, 1997

NOTE 8 - RELATED PARTY TRANSACTIONS

     a.  Related Purchases

         Goods and services purchased from related companies through partial common ownership totaled $323,989 for the nine months ended September 30, 1998 and $457,126 for the year ended December 31, 1997. At September 30, 1998 and December 31, 1997, accounts payable included $35,759 and $57,195, respectively, to these related companies. See Note 4 for other related party transactions.

     b.  Ownership Change

         On November 30, 1998, the Company became a wholly owned subsidiary of Production Resource Group, L.L.C. This was accomplished by the sale of each shareholder's stock to PRG Acquisition II Corp. PRG Acquisition II Corp. was then merged with Haas as a subsidiary of Production Resource Group, L.L.C.

NOTE 9 - PENSION PLANS

         Substantially all employees, including union members, are eligible to participate in the 401(K) plan established by the Company. Company contributions to the plan for the periods ending September 30, 1998 and December 31, 1997 were $32,994 and $28,747, respectively.

         In addition, payments made to union multi-employer pension plans for the periods ending September 30, 1998 and December 31, 1997 were $71,309 and $57,777, respectively. Actuarial information relating to the Company's participation in such plans is not available.

NOTE 10 - INCOME TAXES

         Certain income and expense items are accounted for in different periods for income tax purposes than for financial reporting purposes. Provision for deferred taxes are made in recognition of these timing differences. The major differences that result in a deferred tax asset are the bad debt allowance and compensated absences. The primary cause of the deferred tax liability is depreciation of assets.

NOTE 11 - MAJOR CUSTOMERS

         During the period ended September 30, 1998, two customers accounted for 60 percent of revenue and 67 percent of the accounts receivable. During the year ended December 31, 1997, two customers accounted for 55 percent of the revenue and 31 percent of accounts receivable.

Addendum II.

Pro Forma Combined Financial Information

In 1997 and 1998, PRG completed the following acquisitions (collectively referred to as "Other Acquisitions"):

         In June 1997, PRG acquired substantially all the assets and assumed certain liabilities of Design Dynamics, Inc. ("DDE").

         In August 1997, PRG acquired substantially all the assets of five companies operating under the name of Bash ("Bash").

         In January 1998, PRG acquired substantially all the assets and assumed certain liabilities of Pro-Mix, Inc. ("Pro-Mix")

         In June 1998, PRG acquired Light and Sound Designs Holdings Limited ("Holdings"). In addition, PRG acquired substantially all the assets and assumed certain liabilities of Production Arts Lighting Inc. and affiliated companies (collectively "Production Arts").

         In July 1998, PRG acquired substantially all the assets and assumed certain liabilities of CBE Events and Exhibits, Inc. ("CBE").

         In August 1998, PRG acquired Signal Perfection, Ltd. ("SPL").

In December 1997, PRG issued $100,000,000 of Senior Subordinated Notes (the "Offering").

The proceeds from the Offering were used to repay existing bank indebtedness and to purchase the net assets of Pro-Mix and for working capital requirements.

The following unaudited pro forma combined statements of operations for the nine month period ended September 30, 1998 and for the year ended December 31, 1997 give effect to the Haas acquisition, Other acquisitions, the Offering and financing under the Company's Credit Facility. In addition they are based on the historical financial statements of the Company, Haas and the historical results of operations of the Other Acquisitions. The financial statements for Holdings are for the year ended March 31, 1998 and for the period January 1, 1998 to June 19, 1998. The historical results of operations of Holdings have been adjusted to conform to generally accepted accounting principles of the United States and have been translated into United States Dollars based upon appropriate exchange rates. The historical results of operations of SPL are for the year ended

February 28, 1998 and for the period January 1, 1998 to August 13, 1998. The unaudited pro forma combined statements of operations gives effect to the combinations under the purchase method of accounting.

The unaudited pro forma combined balance sheet as of September 30, 1998 reflects the effect of the acquisition of Haas on the Company's balance sheet. The effect of the Other Acquisitions, which closed prior to September 30, 1998, was reflected in the Company's September 30, 1998 balance sheet, which was included in the Form 10-Q filed for such period.

The unaudited pro forma combined statements of operations have been prepared by the management of the Company, Haas, and the Other Acquisitions based upon historical information included herein and other financial information. These pro forma statements do not purport to be indicative of the combined results of operations or financial position which would have been achieved had the transactions described above taken place at the dates indicated and should not be construed as representative of the Company's combined financial position or combined results of operations for any future date or period. The pro forma combined statements of operations should be read in conjunction with (i) the Company's historical financial statements and notes contained in the Company's annual report on Form S-4 and the Company's quarterly reports on Form 10-Q and
(ii) the historical financial statements of Haas and the Other Acquisitions contained in Forms 8-K filed by the Company in connection with its various acquisitions.

                        PRODUCTION RESOURCE GROUP, L.L.C.
              Unaudited Pro Forma Combined Statement of Operations
                          Year ended December 31, 1997
                                ($ In thousands)

                                                                                        Other
                                                                                      Acquisition         Haas
                                                 PRG           Other         Haas      Pro Forma        Pro Forma        Pro Forma
                                                           Acquisitions               Adjustments      Adjustments       Combined
                                              ------------------------------------------------------------------------------------
Revenues                                      $  75,180    $ 112,739      $ 19,720     $                                $ 207,639
Direct production expenses:
   Direct production costs                       46,131       64,888        14,021                                        125,040
   Depreciation expense                           6,181        7,067            52                                         13,300
                                              ---------    ---------      --------     ---------       ---------        ---------
                                                 52,312       71,955        14,073                                        138,340
                                              ---------    ---------      --------     ---------       ---------        ---------
Gross profit                                     22,868       40,784         5,647                                         69,299

Selling, general and administrative
  expenses                                       16,185       25,652         3,833     $    (887) 1        $(324) 6        44,459
Other depreciation and amortization               2,182        1,134            64         1,347  2          190  7         4,917
Non-recurring compensation expense                2,125            -             -        (2,125) 3                             -
                                              ---------    ---------      --------     ---------       ---------        ---------
Operating profit                                  2,376       13,998         1,750         1,665             134           19,923


Interest expense                                  3,956          788           115        10,996  4                        15,855
Interest (income)                                  (117)         (82)                                                        (199)
                                              ---------    ---------      --------     ---------       ---------        ---------
Income (loss) from continuing operations
  before income taxes,                           (1,463)      13,292         1,635        (9,331)            134            4,267
  extraordinary item and minority interest

Provision for income taxes                          392        2,202           606                                          3,200
                                              ---------    ---------      --------     ---------       ---------        ---------
Income (loss) from continuing operations         (1,855)      11,090         1,029        (9,331)            134            1,067

Discontinued operations:
    Loss from operations of discontinued
        Themed Attraction Permanent
           Installation Business                 (5,302)           -             -                                         (5,302)
                                              ---------    ---------      --------     ---------       ---------        ---------
Income (loss) before minority interest
   and extraordinary item                        (7,157)      11,090         1,029        (9,331)            134           (4,235)
Minority interest                                                                           (126) 5                          (126)
Extraordinary item                                 (614)           -                                                         (614)
                                              ---------    ---------      --------     ---------       ---------        ---------
Net income (loss)                             $  (7,771)   $  11,090      $  1,029     $  (9,457)      $     134        $  (4,975)
                                              =========    =========      ========     =========       =========        =========


Other Acquisitions ($ In thousands)
------------------

1. To record the difference between certain executive compensation of $12, $495 and $380 from historical levels to amounts payable under employment contracts entered into in connection with the acquisitions of the net assets of Design Dynamics, Bash and Pro-Mix.

2. To record the estimated increase in goodwill amortization expense as follows:

Acquisition                 Amortization Period                Amount
-----------                 -------------------                ------
DDE                         15 years                         $      84
Bash                        15 years                               484
Pro-Mix                     25 years                                44
Holdings                    25 years                               300
Production Arts             25 years                               195
CBE                         15 years                                47
SPL                         25 years                               193
                                                                   ---
                                                             $   1,347
                                                             =========

3. To eliminate non-recurring compensation expense paid to the two shareholders of Bash and a shareholder of Design Dynamics upon their execution of employment agreements with the Company.

4. Reflects adjustments to interest expense as follows:

      Interest on Senior Subordinated Notes                             $11,500
      Elimination of interest expense on credit facility indebtedness    (3,551)
      Elimination of interest expense related to acquisitions              (360)
      Amortization of deferred financing costs related to
          Offering of Notes                                                 370
      Interest expense on borrowings to fund acquisitions                 3,037
                                                                        -------
                                                                        $10,996
                                                                        =======

5. To record minority interest related to the Holdings acquisition for the period.

Haas Acquisition
----------------

6. To record the difference between certain executive compensation from historical levels to amounts payable under employment contracts entered into in connection with the acquisition of Haas.

7. To record the estimated goodwill amortization attributable to the acquisition. Goodwill for Haas is being amortized over twenty-five years.




                        PRODUCTION RESOURCE GROUP, L.L.C.
              Unaudited Pro Forma Combined Statements of Operations
                                ($ In thousands)


                                            PRG             Other             Haas           Other           Haas
                                                         Acquisitions                     Acquisitions
                                        For the nine     For the nine     For the nine
                                        months ended     months ended     months ended      Pro Forma      Pro Forma       Company
                                        September 30,    September 30,    September 30,    Adjustments     Adjustments    Pro Forma
                                            1998              1998             1998
                                        -------------    -------------    -------------   ------------     -----------    ---------
Revenues                                $     111,625    $      43,802    $      17,663                                   $ 173,090
Direct production expenses:
   Direct production costs                     69,017           27,158           13,206                                     109,381
   Depreciation expense                         7,701            2,549              115                                      10,365
                                        -------------    -------------    -------------   -----------      -----------    ---------
                                               76,718           29,707           13,321                                     119,746
                                        -------------    -------------    -------------   -----------      -----------    ---------
Gross profit                                   34,907           14,095            4,342                                      53,344

Selling, general and administrative
  expenses                                     23,773            8,768            3,224                    $      (200) 10   35,565
Other depreciation and amortization             3,253               41               65          $518 8            142  11    4,019
                                        -------------    -------------    -------------   -----------      -----------    ---------
Operating profit                                7,881            5,286            1,053          (518)              58       13,760

Interest expense                               10,185              222               85         2,205 9                      12,697
Interest (income)                                (506)             (20)                                                        (526)
                                        -------------    -------------    -------------   -----------      -----------    ---------
Income (loss) before income taxes
  and minority interest                        (1,798)           5,084              968        (2,723)              58        1,589

Provision for income taxes                        739              343              368                                       1,450
                                        -------------    -------------    -------------   -----------      -----------    ---------
Income (loss) before minority
  interest                                     (2,537)           4,741              600        (2,723)              58          139

Minority interest                                 (30)                                                                          (30)
                                        -------------    -------------    -------------   -----------      -----------    ---------
Net income (loss)                       $      (2,567)   $       4,741    $         600   $    (2,723)     $        58       $  109
                                        =============    =============     ============   ===========      ===========    =========

Other Acquisitions ($ In thousands)
------------------

8. To record the estimated increase in goodwill amortization attributable to the Other Acquisitions.

9. To record the estimated effect of interest expense on borrowings incurred by the Company to fund the Other Acquisitions.

Haas Acquisition
----------------
10. To record the difference between certain executive compensation from historical levels to amounts payable under employment contracts entered into in connection with the acquisition of Haas.

11. To record the estimated goodwill amortization attributable to the acquisition of Haas. Goodwill is amortized over a period of twenty-five years for Haas.

                        PRODUCTION RESOURCE GROUP, L.L.C.
                   Unaudited Pro Forma Combined Balance Sheet
                               September 30, 1998
                                ($ In thousands)

                                                  PRG              Haas
                                             September 30,     September 30,        Pro Forma        Company
                                                  1998             1998            Adjustments      Pro Forma
                                            -------------      -------------       -----------      ---------
Assets:
Current assets:
     Cash and cash equivalents              $     11,342        $        11        $   (7,000) 13   $   4,353
     Accounts Receivable -  net                   34,631              4,944                            39,575
     Deferred production expenses                  2,526                  -                             2,526
     Inventories                                   9,495              2,395                            11,890
     Other current assets                          5,734                 65                             5,799
                                             -----------       ------------         ----------       --------
                                                  63,728              7,415             (7,000)        64,143

Property and equipment - net                      78,282              1,236                            79,518

Goodwill - net                                    32,556                  -              3,999  12     36,555
Other assets                                       9,539                 28                             9,567
                                             -----------       ------------         ----------       --------
Total assets                                $    184,105       $      8,679        $    (3,001)     $ 189,783
                                            ============       ============        ===========      =========

Liabilities and Members' Equity

Current liabilities
     Current portion of long-term debt      $       830        $         81                         $     911
     Notes payable                                    -               1,253        $    (1,253) 14          -
     Accounts payable                            14,871               2,401                            17,272
     Payoll and taxes payable                     1,560                 347                             1,907
     Deferred revenue                             9,956               2,056                            12,012
     Income tax payable                             963                 294                             1,257
     Other current liabilities                    6,916                 292                             7,208
                                            -----------        ------------         ----------       --------
Total current liabilities                        35,096               6,724             (1,253)        40,567

Long-term debt
     Senior Subordinated Notes                  100,000                   -                           100,000
     Credit Facilities                           42,838                   -                            42,838
     Other long-term debt                         3,476                 207                             3,683

Minority interest                                   434                   -                               434

Members' equity                                   2,261                   -                             2,261
Common stock                                          -                   8                 (8) 14
Additional paid-in-capital                            -                   -
Retained Earnings                                     -               1,740             (1,740) 14         -
                                            -----------        ------------         ----------      ---------
                                            $   184,105        $      8,679         $   (3,001)     $ 189,783
                                            ===========        ============         ==========      =========

Haas Acquisition ($ In thousands)
----------------

12. To record the estimated goodwill attributable to the acquisition of Haas of $3,999 based on their September 30, 1998 balance sheet.

13. To record the cash used to purchase Haas.

14. To adjust for certain liabilities not assumed and to adjust members' equity for the elimination of the Haas stockholders' equity.